UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 5, 2026

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously announced, CMC (the “Company”) will host its Investor Day on August 5, 2026. On August 5, 2026, the Company issued a press release announcing certain long-term financial targets, which will be discussed at the Investor Day. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

During the course of the Investor Day, the Company’s executive leadership team will also discuss the Company’s strategy, operations and long-term growth outlook. A copy of the presentation (the “Presentation”) that the Company intends to use, in whole or in part, during the Investor Day is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

The press release and the Presentation include forward-looking statements. These statements are based on the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Important factors that could cause actual results to differ from those set forth in the forward-looking statements are described in the press release and the Presentation. The Company undertakes no duty or obligation to publicly update or revise the information contained in the press release or the Presentation.

In an effort to provide investors with additional information regarding the Company’s results as determined by generally accepted accounting principles (“GAAP”), the Company has disclosed in the press release and the Presentation certain non-GAAP measures, which management believes provides useful information to investors. Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included in the press release and the Presentation, as applicable.

The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act unless specifically identified therein as being incorporated therein by reference.

Item 8.01	Other Events.

On August 5, 2026, the Company issued a press release announcing that the board of directors of the Company (the “Board”) authorized an increase in the Company’s ongoing share repurchase program of $600.0 million, bringing the total current capacity of the share repurchase program to approximately $717.0 million. A copy of the Company’s press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release issued by CMC on August 5, 2026.

99.2	Investor Presentation.

99.3	Press Release issued by CMC on August 5, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY
Date: August 5, 2026

	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Senior Vice President and Chief Financial Officer